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EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this annual report on Form 10-KSB for the year ended December 31, 2002 filed in behalf of VendingData Corporation of our report dated March 14, 2003, relating to the financial statements of VendingData Corporation as of December 31, 2002.

                                                     /s/ James E. Scheifley

                                                     James E. Scheifley
                                                     Certified Public Accountant

March 28, 2003
Dillon, Colorado